EXHIBIT 10.3

                                 ROI CORPORATION
                        COMMON STOCK LONG TERM INCENTIVE
                                STOCK OPTION PLAN

     1. PURPOSE. This Plan as authorized by the shareholders of Return On Investment Corporation d/b/a ROI Corporation (the "Company") on July 26, 2000, and adopted by the Board of Directors as of August 10, 2000, is intended to provide an incentive to employees of the Company to encourage them to own Common Stock of the Company and to encourage them to remain in the employment of the Company.

     2. DEFINITIONS. As used herein, the following definitions apply:

     (a) "BOARD" means the Board of Directors of the Company.

     (b) "CAUSE" means (i) conduct of an Employee amounting to fraud, dishonest, gross negligence, willful misconduct or excessive absences from work, or (ii) violating or engaging in activities prohibited by any confidentiality agreement or other written agreement entered into between the Company and an Employee, or
(iii) conviction for a felony.

     (c) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     (d) "DISABILITY" means any illness or other physical or mental condition of an Employee which renders the Employee incapable of performing his or her customary and usual duties for the Company, or any medically determinable illness, or other physical or mental condition resulting from a bodily injury, disease or mental disorder which in the judgment of the Stock Option Committee ("Committee") is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Employee's condition.

     (e) "COMMON STOCK" means the common stock, $.01 par value, of the Company.

     (f) "COMPANY" means Return On Investment Corporation d/b/a ROI Corporation, a Delaware corporation.

     (g) "COMMITTEE" means the Stock Option Committee if one is appointed by the Board in accordance with Paragraph (a) of Section 4 of the Plan.

     (h) "CONTINUOUS EMPLOYMENT" or "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of employment of an Employee by either the Employee or by the Company or any Parent or Subsidiary of the Company whether or not such Parent or Subsidiary now exists or hereafter is organized or acquired by or acquires the Company. Continuous Employment is not interrupted in the case of transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

     (i) "DISPOSITION" means any transfer, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary, of all or any part of any right, title or interest (including but not limited to voting rights) in or to any Shares.

     (j) "EMPLOYEE" means (i) any person, including an officer or director, who is an Employee of the Company for withholding tax and FICA tax purposes or who is an employee for such purposes of any Parent or Subsidiary of the Company which now exists or hereafter is organized or acquired by or acquires the Company, (ii) any member of the Board of Directors of the Company, and (iii) any member of any committee of the Board of Directors of the Company.

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     (k) "OPTION" means a stock option granted pursuant to the Plan.

     (l) "OPTIONS" means the aggregate of each and every option granted pursuant to the Plan.

     (m) "OPTION PRICE" means the option price for the Shares to be issued pursuant to any Option granted under the Plan as set forth in Section 8 of the Plan.

     (n) "OPTIONED SHARES" means stock subject to an option granted pursuant to this Plan.

     (o) "OPTIONEE" means an Employee who receives an Option.

     (p) "PARENT" means a "parent corporation" which is any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing fifty (50%) percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (q) "PLAN" means the ROI Corporation Common Stock Long Term Incentive Stock Option Plan, as amended from time to time.

     (r) "SHARE" means a share of the Common Stock of the Company, as adjusted in accordance with Section 11 of the Plan.

     (s) "SHARES" means the aggregate of each and every Share of the Common Stock of the Company, as adjusted in accordance with Section 11 of the Plan.

     (t) "SHAREHOLDER" means a holder of Shares.

     (u) "SHAREHOLDERS" means holders of Shares.

     (v) "SUBSIDIARY" means a "subsidiary corporation" which is any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty (50%) percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (w) "VEST" or "VESTED" means for an Option or Options to pass to the control of and to become fixed as property in the possession of an Optionee.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is One Million (1,000,000) shares of Common Stock. Such shares may be authorized but unissued, or may be treasury shares.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for other Options granted under the Plan.

     4. ADMINISTRATION OF THE PLAN.

     (a) PROCEDURAL RULES. The Plan shall be administered by the Board. The Board may appoint a Committee consisting of not less than three (3) members who may or may not be members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe; provided, however, if the Company has a Chief Executive Officer, one member of the Committee shall be the Chief Executive Officer of the Company. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies

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however caused and remove all members of the Committee and, thereafter, directly administer the Plan. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In addition, any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it has been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary to keep minutes of its meetings and may make such rules and regulations for the conduct of its business as it deems advisable.

     If no Committee has been appointed, members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan except that no such member shall act upon the granting of any Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him or her.

     If a Committee has been appointed, the members of the Committee shall be eligible to receive Options.

     As hereinafter used in this Plan and in any Option granted hereunder, the term "Committee" shall refer to either the Committee or the Board if no Committee is then designated.

     (b) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have authority: (i) to determine the Employees to whom, and the time or times at which Options shall be granted, and the number of shares to be represented by each Option; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (v) to accelerate any exercise date of any Option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) to permit payment by the Company to an Optionee delivering shares to the Company at their then book value; (viii) to authorize loans or cash bonus compensation to any Optionee in connection with the grant or exercise of any Option; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and other holders of any Options granted under this Plan.

     5. ELIGIBILITY. Options may be granted only to (i) Employees, (ii) individuals who were Employees within the immediately preceding twelve (12) months of the grant of the Option, and (iii) individuals to whom offers of employment with the Company have been made with such Options being contingent upon employment with the Company. Any Employee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

     6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board or its approval by vote of the holders of a majority of the outstanding Shares of the Company entitled to vote on the adoption of the Plan, whichever is earlier. It shall continue in effect until August 10, 2010, unless sooner terminated under Section 13 of the Plan. No Option may be issued after the Plan is terminated.

     7. TERM OF OPTION. The term of each Option granted under the Plan shall not be in excess of ten (10) years from the date of grant thereof.

     8. OPTION PRICE. The option price for the Shares to be issued pursuant to any Option granted under the Plan shall be determined by the Committee at the time the Option is granted.

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     9. VESTING AND EXERCISE OF OPTION.

     (a) PROCEDURE OF VESTING AND EXERCISE. Any Option granted hereunder is Vested and is exercisable at such times and under such conditions as are permissible under the terms of the Plan and of the particular Option granted to an Optionee.

     An Option is not Vested and is not be exercisable for fractional Shares.

     An Option is exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment of the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance of the stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder exists with respect to Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificates are issued except as provided in Section 11 of the Plan.

     (b) EXERCISE DURING EMPLOYMENT OR FOLLOWING DEATH OR DISABILITY. An Option may be exercised by the Optionee only while he or she is an Employee and, provided he or she is not terminated for Cause, for a period not to exceed ninety (90) days from the date of termination of his or her Continuous Status As An Employee, except if his or her Continuous Employment terminates by reason of his or her death or disability, then to the extent that the Optionee would have been entitled to exercise the Option immediately prior to his or her death or disability, such Option of the deceased or disabled Optionee may be exercised during the period the Option would have been exercisable if the deceased or disabled Optionee had not died or become disabled and had remained in Continuous Employment and for a period of three hundred sixty-five (365) days from the death or disability of the Optionee, by the person or persons (including his or her estate) to whom his or her rights under such Option shall have passed by will or by laws of descent and distribution.

     10. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by such Optionee.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     (a) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Option Price as provided in Section 11(b) of the Plan, the Optionee is entitled to purchase, at the Option Price resulting from such adjustment, the number of Shares obtained by multiplying the Option Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant to the Plan immediately prior to such adjustment and dividing the product thereof by the Option Price resulting from such adjustment.

     (b) ADJUSTMENT OF OPTION PRICE. The Option Price shall be subject to adjustment from time to time as follows:

          (i) If,  at any time  during  the term of an  Option  as set  forth in
          Section 7 of the Plan, the number of shares of Common Stock issued and outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, immediately following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Option Price shall decrease in proportion to such increase in outstanding shares and the number of such Shares issuable upon the exercise of an Option shall increase in proportion to such increase in outstanding shares.

          (ii) If,  at any time  during  the term of an  Option  as set forth in
          Section 7 of the Plan, the number of shares of Common Stock issued and outstanding is decreased by a combination of the outstanding shares of Common Stock, then, immediately following the record date for such combination, the Option Price shall increase in proportion to such decrease in outstanding shares and the number of

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          Shares  issuable  upon the  exercise  of an Option  shall  decrease in proportion to such decrease in outstanding shares.

          (iii) In case, at any time during the term of an Option as set forth in Section 7 of the Plan, of any capital reorganization, or any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing operation and which does not result in any change in the Common Stock) or of the sale of all or substantially all the properties and assets of the Company as an entirety to another person, the Options shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold to which such holder would have been entitled if he had held the Shares which he would have held had he exercised the Options immediately prior to such reorganization, reclassification, consolidation, merger or sale.

          (iv) Whenever the number of Shares or the amount of the Option Price shall be adjusted as provided in this Section 11, the Company shall forthwith mail a notice setting forth the adjusted Option Price and the adjusted number of Shares then purchasable under Options to the holders of the Options at their address as it shall appear on the registration records of the Company, but failure to give or receive such notice, or any defects therein, or in the mailing thereof, shall not affect such adjustment in the number of Shares or in the amount of the Option Price. Where appropriate, such notice may be given in advance and may be included as part of the notice required to be mailed under the provisions of this Section 11(b)(vi) of the Plan.

          (v) Adjustments made pursuant to Sections 11(b)(i) and (ii) of the Plan shall be made on the date such dividend, subdivision, split-up or combination, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up or combination.

          (vi) In the event the Company shall propose to take any action of the types described in Sections 11(b)(i), (ii) or (iii) of the Plan, the Company shall give notice to the holders of the Options in the manner set forth in Section 11(b)(iv) of the Plan, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. In the case of any action which would require the fixing of a record date, such notice shall be given at least twenty (20) days prior to the date so fixed, and in the case of all other action, such notice shall be given at least thirty (30) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

          (vii) In any case in which the provisions of this Section 11 of the Plan shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer, until the occurrence of such event, issuing to the holders of all or any part of the Options which are exercised after such record date and before the occurrence of such event any additional Shares issuable upon such exercise by reason of the adjustment required by such event over and above the Shares issuable upon such exercise before giving effect to such adjustment; provided, however, that the Company shall deliver to such holders a due bill or other appropriate instrument evidencing such holder's right to receive such additional Shares upon the occurrence of the event requiring such adjustment.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option under the Plan is the date on which the Committee makes the determination granting such Option; a notice of the determination is to be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

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     13.  AMENDMENT  AND  TERMINATION  OF THE  PLAN.  The Board may not amend or terminate the Plan without the affirmative vote of a majority of the Options granted as such granted Options are voted by the holders thereof, each such granted Option to acquire a Share permitting the holder thereof to one vote for each such granted Option to acquire a Share held by such holder. The Options granted only have the right to vote with respect to the matters set forth in this Section 13 and the Options have no right to vote with respect to any other matters whatsoever.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of any Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that:

     (a) The Shares are being purchased for such person's own account without the participation of any other person, with the intent of holding the Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares and not with a view to, or for resale in connection with, any distribution of the Shares or any portion thereof, nor is such person aware of the existence of any distribution of the Company's securities;

     (b) Such person is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares but rather upon an independent examination and judgment as to the prospects of the Company;

     (c) The Shares were not offered to such person by means of publicly disseminated advertisements or sales literature, nor is such person aware of any offers made to other persons by such means.

     The person exercising an Option must further acknowledge that he or she must continue to bear the economic risk of the investment in the Shares for an indefinite period and recognizes that the Shares may not be (i) sold without registration under any state or federal law relating to the registration of securities for sale; (ii) issued and sold in reliance on the exemption from registration under the applicable securities act of any state, including, but not limited to, the Georgia Securities Act of 1973, as amended (the "Act"), provided by Section ((m) (now codified as O.C.G.A. Section 10-5-9(13)) of the Act; and (iii) issued and sold in reliance on an exemption from registration under applicable state law; and (iv) issued and sold in reliance on the exemption from registration under the Securities Act of 1933 (the "1933 Act") provided by Section 4(2) of the 1933 Act.

     As a condition to the exercise of any Option, the Company may further require the person exercising such Option to agree at the time of any such exercise as follows:

     (d) The Shares will not be offered for sale, sold or transferred other than pursuant to (i) an effective registration under the Act or in a transaction which is otherwise in compliance with the Act; (ii) an effective registration under applicable state law or in a transaction which is otherwise in compliance with applicable state law; (iii) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (iv) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

     (e) The Company will be under no obligation to register the Shares or to comply with any exemption available for sale of the Shares without registration, and the information or conditions necessary to

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          permit  routine  sales of  securities of the Company under Rule 144 of the 1933 Act are not now available and no assurance has been given that they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Shares;

     (f) The Company may, if it so desires, refuse to permit the transfer of the Shares unless the request for transfer is accompanied by an opinion of counsel acceptable to the Company to the effect that neither the sale nor the proposed transfer will result in any violation of the 1933 Act or the securities laws of any other jurisdiction;

     (g) A legend indicating that the Shares have not been registered under such laws and referring to the restrictions on transferability and sale of the Shares may be placed on the certificate or certificates delivered to the undersigned or any substitute therefor and any transfer agent of the Company may be instructed to require compliance therewith.

     15. RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available, the number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     Inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect to the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

     16. LIABILITY OF COMPANY. The Company, its Parent or any Subsidiary which is in existence or hereafter comes into existence, shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court of competent jurisdiction that any Options intended to be Incentive Stock Options granted hereunder are not Incentive Stock Options.

     17. EFFECT OF PLAN ON ASSOCIATION. Neither the adoption of the Plan nor the granting of any Option pursuant to it shall be deemed to create any right in any individual to be retained or continued in association with the Company nor to affect in any way any provision concerning termination of such association in any contract between such individual and the Company.

     18. INDEMNIFICATION AND EXCULPATION. Each person who is or shall have been a member of the Board or of the Committee shall be indemnified and held harmless by the Company against expenses actually and necessarily incurred by him or her in connection with the defense of any action, suit or proceeding in which he or she may be or become a party by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof (with the Company's written approval) or paid by him or her in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which he or she is adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of duty and to such matters settled by agreement predicated on the existence of such liability; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against him or her, he or she must in writing give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify him or her or hold him or her harmless.

     Each member of the Board or of the Committee, and each officer and Employee of the Company is fully justified in relying or acting in good faith upon any information furnished in connection with the administration of this Plan by any appropriate person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Board or of the Committee, or an officer or Employee of the Company be held liable for any determination made or other action taken or any commission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

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     19. USE OF  PROCEEDS.  The  proceeds  received  from the sale of the Common
Stock pursuant to the Plan will be used for general corporate purposes.

     Adopted as of this 10th day of August, 2000, by the undersigned, being all of the Directors of the Company.



/S/ JOHN W. MCROBERTS      (SEAL)       /S/ CHARLES A. MCROBERTS  (SEAL)
---------------------------------       --------------------------------
John W. McRoberts                       Charles A. McRoberts



/S/ CHARLES PECCHIO, JR.   (SEAL)       /S/ GLENN E. COHEN        (SEAL)
---------------------------------       --------------------------------
Charles Pecchio, Jr.                    Glenn E. Cohen

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